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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                            _______________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            _______________________

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  OCTOBER 7, 1996

                         COMMISSION FILE NUMBER 0-19207

                            QUARTERDECK CORPORATION
             (Exact name of Registrant as specified in its charter)

                    DELAWARE                          95-4320650
         (State or  other jurisdiction of           (I.R.S. Employer
          incorporation or organization)           Identification No.)

   13160 MINDANAO WAY, MARINA DEL REY, CALIFORNIA         90292
      (Address of principal executive offices)          (Zip Code)


      Registrant's telephone number, including area code:  (310)  309-3700




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ITEM 5.  OTHER EVENTS

         On October 7, 1996, Quarterdeck Corporation issued a press release announcing among other things, a comprehensive restructuring of the Company, its expectation that it will suffer a significant loss for the quarter ended September 30, 1996, a net loss for the fiscal year ended September 30, 1996, and the completion of the issuance of a $20 million convertible preferred stock offering.


ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.

                 99.1 October 7, 1996 press release.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                       QUARTERDECK CORPORATION
                                             (REGISTRANT)



Date:  October 8, 1996                 \s\ KING R. LEE
                                       ------------------------------
                                       King R. Lee
                                       Office of the President,
                                       Director



Date:  October 8, 1996                 \s\ FRANK GREICO
                                       -------------------------------
                                       Frank Greico
                                       Sr. Vice President and
                                       Chief Financial Officer






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